Exhibit 10.1

LOAN AGREEMENT

Loan Agreement (“Agreement”) dated as of March 30, 2007 between Pure Vanilla eXchange, Inc., a Nevada corporation (the “Company”), and Jed Schutz (the “Lender”).

WITNESSETH:

Whereas, the Company borrowed an aggregate of $1,010,000 from Lender during the period from February 14, 2007 to March 28, 2007 as detailed on Schedule 1 to this Agreement (the “Prior Loans”), and Lender may make additional loans to the Company from time to time, (individually, a “Loan” and, collectively, the “Loans”); and

Whereas, $750,000 of the Loans are described in a Loan Agreement dated as of February 28, 2007 which, among other things, gave the Lender certain rights to receive the same terms as those given to additional lenders on a retroactive basis; and

Whereas, two other lenders have loaned the Company the aggregate sum of $113,333.34 and have proposed certain terms for such loans and possible additional loans to the Company (“Third Party Loans”);

Whereas, Lender and the Company have agreed that each such Loan from Lender shall be represented by a Promissory Note, in the form of Exhibit A attached hereto, which shall be delivered by the Company to the Lender in connection with each such Loan; and

Whereas, to induce the Lender to make each Loan, the Company will issue to the Lender in connection with each such Loan warrants (the “Warrants”) exercisable to purchase shares of the Company’s Common Stock, par value $0.001 (“Common Stock”) at a exercise price of $0.80 per share (the “Exercise Price”), in the form attached as Exhibit B;

Now, Therefore, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
Loans, Notes and Warrants, Etc.

Section 1.1 Loans, Notes and Warrants.

(a) Loans. At any time on or after the date hereof, and until 5:00 on June 30, 2007, the Lender may elect to make one or more Loans to the Company. Such election shall be made by delivering to the Company a Notice of Election to Make Loan in the form of Exhibit C to this Agreement (an “Election Notice”), appropriately completed to reflect the amount of the Loan then proposed to be made by him, together with the principal amount of such Loan either by (i) delivering to the Company with such Election Notice a certified or cashier’s check in the amount of such Loan or (ii) effecting, prior to or concurrently with the delivery of such Election Notice, a wire transfer in immediately available funds to an account designated in writing by the Company. If the Company chooses to accept such Loan, it shall execute such Election Notice and return it to the Lender with the other Loan Documents (as hereinafter defined). The Company my reject any such election, in its sole discretion, in which event it shall return all tendered documents and funds to the Lender.

(b) Loan Documents.

(i) Subject to Section 1.2, below, promptly (but in any event within three (3) business days) after the receipt of an Election Notice accompanied by the principal amount of the Loan as provided in Section 1.1(a), unless the Company does not elect to receive the Loan proposed to be made pursuant to such Election Notice, the Company shall deliver to the Lender (A) one or more Notes, in the form of Exhibit A (the outstanding principal amount of each such Note to be as reasonably requested by the Lender) representing the Loan then being made by the Lender, (B) one or more Warrants registered in the name of the Lender or his nominee (in such proportions as may reasonably be requested by the Lender) entitling the Lender or his nominee, if any, to purchase an aggregate number of shares of Common Stock that is equal to 25% of the amount of the principal amount of the Loan then being made by the Lender divided by the Exercise Price, exercisable for five years from the date upon which the Company accepts the applicable Loan, and (C) a certificate of an officer of the Company certifying that the representations of the Company contained in Section 2.1 of this Agreement were true and correct when made and continue to be true and correct as of the date of such certificate.

(ii) All of the shares of Common Stock that may be acquired by the Lender upon exercise of the Warrants are referred to in this Agreement as the “Warrant Shares”.

(iii) The date of this Agreement and date upon which the Company has accepted any Loan from the Lender are each referred to herein as a “Closing Date”.

Section 1.2  Prior Notes. Lender will surrender the original promissory notes representing the Prior Loans to the Company. Pending delivery of these notes, the Company may retain possession of the Notes and Warrants. When all notes representing the Prior Loans have been surrendered by Lender for can elation, the Company shall deliver the Notes and Warrants to Lender within three (3) business days.

ARTICLE 2
Representations and Warranties

Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Lender as of the date hereof and as of the applicable Closing Date:

(a) Organization and Qualification; Material Adverse Effect. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes and the Warrants and to issue the Warrant Shares in accordance with the terms of the Warrants, (ii) the execution and delivery of this Agreement, the Notes and the Warrants by the Company and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors (or any committee or subcommittee thereof) or stockholders is required, (iii) this Agreement has been and the Notes and the Warrants will be duly executed and delivered by the Company, and (iv) this Agreement, the Notes and the Warrants constitute and will constitute, as the case may be, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

(c) Issuance of Shares. The Warrant Shares are duly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with the terms thereof, such Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and the holders of such Shares shall be entitled to all rights and preferences accorded to a holder of the Common Stock.

(d) No Conflicts. The execution, delivery and performance of this Agreement, the Notes and the Warrants by the Company, the consummation by the Company of the transactions contemplated hereby and thereby and the issuance of the Notes and the Warrants do not and will not (i) result in a violation of the Company’s charter or by-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except (other than in the case of clause (i) above) where such violation would not reasonably be expected to have a Material Adverse Effect (as defined below). For purposes of this Agreement, “Material Adverse Effect” shall mean any adverse effect on the business, operations, properties or financial condition of the Company and which is (either alone or together with all other adverse effects) material to the Company taken as a whole. The business of the Company is being conducted in material compliance with (i) its charter and by-laws, and (ii) all applicable laws, ordinances or regulations of any governmental entity, except (other than in the case of clause (i) above) where such violation would not reasonably be expected to have a Material Adverse Effect. Except for filings, consents and approvals required under applicable state and federal securities laws, the Company is not required under federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Notes and the Warrants.

Section 2.2 Representations and Warranties of the Lender. The Lender makes the following representations and warranties to the Company as of the date hereof and on each Closing Date:

(a) Authorization; Enforcement. (i) The Lender has the requisite power and authority to enter into and to perform its under this Agreement and to make the Loans and (ii) this Agreement constitutes the valid and binding obligation of the Lender enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Lender of the transactions contemplated hereby do not and will not (i) conflict with any agreement, indenture or instrument to which the Lender is a party, or (ii) result in a material violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Lender. The Lender is not required to obtain any consent or authorization of any governmental agency in order to perform his obligations under this Agreement.

(c) Investment Representations.

(i) Access to Information. The Lender acknowledges that he has had full and complete access to the books and records and to the management of the Company. The Lender acknowledges that the Company has made available to him the opportunity to examine such documents from the Company and to ask questions of, and receive full answers from, the Company concerning, among other things, the Company, its financial condition, its management, its prior activities and any other information which the Lender considers relevant or appropriate in connection with entering into this Agreement.

(ii) Risks of Investment. The Lender acknowledges that the Notes, the Warrants and the Shares (together, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Act”). The Lender is familiar with the provisions of Rule 144 under the Act and understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Act or some other exemption from the registration requirements of the Act will be required in order to dispose of the Notes, the Warrants and the Shares, and that the Lender may be required to hold the Notes, the Warrants and the Shares for a significant period of time prior to reselling them. The Lender is capable of assessing the risks of an investment in the Securities and is fully aware of the economic risks thereof.

(iii) Investment Intent. The Lender will acquire the Securities for his own account and not with a view to distribution in violation of any securities laws. The Lender has no present intention to sell any of the Securities in violation of federal or state securities laws and such Lender has no present arrangement (whether or not legally binding) to sell any of the Securities to or through any person or entity; provided, however, that by making the representations herein, the Lender does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition.

(iv) Restricted Securities. The Lender acknowledges and understands that the terms of issuance of the Securities have not been reviewed by the U.S. Securities and Exchange Commission (the “SEC”) or by any state securities authorities and that the Securities will be issued in reliance on the certain exemptions for non-public offerings under the Act, which exemptions depend upon, among other things, the representations made and information furnished by the Lender, including the bona fide nature of the Lender’s investment intent as expressed above.

(v) Ability to Bear Economic Risk. The Lender is an “accredited investor” as defined in Rule 501 of Regulation D under the Act, and that he (i) is able to bear the economic risk of his investment in the Securities, (ii) is able to hold the Securities for an indefinite period of time, (iii) can afford a complete loss of its investment in the Securities and (iv) has adequate means of providing for his current needs.

(vi) No Public Solicitation. At no time was the Lender presented with or solicited by any general mailing, leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or general solicitation in connection with the issuance.

(vii) Reliance by the Company. The Lender understands that the Securities will be offered and sold in reliance on a transactional exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the applicability of such exemptions and the suitability of the Lender to acquire the Securities.

ARTICLE 3
Covenants

Section 3.1 Warrants on Exercise. Upon any partial exercise by the Lender (or then holder of the Warrants) of the Warrants, the Company shall issue and deliver to the Lender (or holder) within ten (10) business days of the date on which such Warrants are exercised, a new Warrant or Warrants representing the number of adjusted Warrant Shares in accordance with such Warrants.

Section 3.2 Replacement Warrants. The Warrants will be exchangeable at the option of the Lender (or then holder of the Warrants) at the office of the Company for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of Warrant Shares as are purchasable under such Warrants. No service charge will be made for such transfer or exchange.

Section 3.3 Reservation of Stock Issuable Upon Exercise of the Warrants. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants such number of its shares of Common Stock as shall from time to time be sufficient to effect the full exercise of the Warrants, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of all the then outstanding Warrants and the conversion of all then outstanding Notes, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation engaging in best efforts to obtain the requisite shareholder approval.

Section 3.4 Registration Rights.

(a) Right to Piggy Back. If, at any time, the Company proposes or is required to register any of its equity securities under the Act (other than pursuant to registrations on Form S-4 or Form S-8 or such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, consolidation or acquisition) whether for its own account or the account of other security holders, the Company shall give prompt written notice of its intention to do so to the holder of each Registrable Securities (as defined below). Upon the written request of any holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such holder and the intended method of distribution thereof), the Company shall use, subject to Sections 3.4(c) and 3.4(e) hereof, its best efforts to cause all such Registrable Securities, the holders of which have so requested the registration thereof, to be registered under the Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect.

(b) Registrable Securities. For purposes of this Agreement, the term “Registrable Securities” means (i) shares of Common Stock issued or issuable upon exercise of the Warrants and (ii) any securities received by way of a stock split or as a dividend with respect to such shares and any security into which such shares may hereafter be changed or for which such shares may be exchanged (by way of reorganization, recapitalization, merger, consolidation or otherwise). As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been effectively registered under the Act and disposed of in accordance with the registration statement covering them, or (ii) they may be transferred pursuant to Rule 144 under the Act (or any successor to such rule).

(c) Abandonment or Delay. If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of holders under Section 3.4, and (ii) in the case of a determination to delay such registration of its equity securities, permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

(d) Holder’s Right to Withdraw. Any holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 3.4 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

(e) Cutbacks.

(i)  If the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in a registration under this Section 2.2 would materially adversely affect such offering, then the Company will include in such registration, first, the securities being included in such registration by the holder(s) of securities initiating such registration pursuant to the terms of any contractual demand registration rights that may be granted to any person other than pursuant to this Agreement (or, if the Company initiates the registration, the securities being included in such registration by the Company), and second, Registrable Securities requested to be included in such registration and any other securities of the Company the holders of which have been granted piggy back registration rights, pro rata based on the number of shares that such holders of Registrable Securities and such other securities have requested for inclusion (without regard to whether such other piggy back registration rights were granted before or after the date hereof).

(ii) If, in connection with a financing of the Company in an amount exceeding $5,000,000 (a “Substantial Financing”), the investor or investors object to the inclusion of the Registrable Securities in a registration statement of securities of the issued in connection with such financing, the Lender or holders agree to either waive their rights to have their Warrant Shares included in such registration statement unless they agree to a lock-up of the Warrant Shares for a period set by the investors not exceeding 9 months from the effective date of the registration statement.

(iii) If the aggregate number of shares of the Company’s common stock included in a registration statement filed to register securities issued or issuable in a Substantial Financing exceeds the number of securities which the Securities and Exchange Commission, by rule or administrative practice, will be permitted to be registered at one time (the “Registration Maximum”), the Lender or holders agree that such number of Registrable Securities may be, pro rata with other securities registered for other holders who have been granted piggy back rights, removed from the registration statement until the Registration Maximum is reached.

ARTICLE 4
Legend and Stock

Each Note, each certificate representing Warrants and any shares of Common Stock issued upon exercise of the Warrants shall be stamped or otherwise imprinted with a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE TRANSFERRED, ASSIGNED, SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED BECAUSE OF AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

The Company agrees to reissue Notes or Warrants, and to issue or reissue certificates representing Warrant Shares, as the case may be, without the legend set forth above, at such time as (i) the holder thereof is permitted to dispose of such Notes, Warrants and/or Shares pursuant to Rule 144 under the Act, or (ii) such Notes, Warrants and/or Shares are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser(s), in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such shares publicly pursuant to an effective registration or exemption.

Unless the Warrant Shares are registered under the Act, certificates representing such hares shall bear a legend in the same form as the legend indicated above. Nothing herein shall limit the right of any holder to pledge these securities pursuant to a bona fide margin account or lending arrangement.

ARTICLE 5
Miscellaneous

Section 5.1 Stamp Taxes. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Notes, Warrants and/or the Shares.

Section 5.2 Entire Agreement; Amendment. This Agreement, together with the Notes, the Warrants and the agreements and documents executed in connection herewith and therewith, contains the entire understanding of the parties with respect to the matters covered hereby and thereby, supercedes any prior understanding, memoranda or other written or oral agreements between or among any of them respecting the matters covered hereby and thereby and, except as specifically set forth herein or therein, neither the Company nor the Lender makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

Section 5.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing by mail, facsimile or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be given to the Company at 805 Third Avenue, New York, NY 10022 and to the Lender at the address shown on the signature page to this Agreement. Either party hereto may from time to time change its address for notices by giving at least 10 days written notice of such changed address to the other party hereto.

Section 5.4 Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney’s fees but excluding consequential damages) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement; or incurred as a result of the enforcement of this indemnity.

Section 5.5 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

Section 5.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 5.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.

Section 5.10 Survival. The representations and warranties and the agreements and covenants of the Company and the Lender contained herein shall survive the Closing.

Section 5.11 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

PURE VANILLA EXCHANGE, INC.

By:	/s/ Steven Yevoli
Name: Steven Yevoli
Title: CEO

LENDER:

/s/ Jed Schutz
JED SCHUTZ
18 On The Bluff
Sag Harbor, NY 11963

EXHIBITS AND SCHEDULES

Exhibit A	Form of Note
Exhibit B	Form of Warrant
Exhibit C	Form of Notice of Election to Make Loan

SCHEDULE 1

Date	Amount	Promissory Note

February 14, 2007	$170,000	Yes

February 16, 2007	170,000	Yes

February 22, 2007	220,000	Yes

March 5, 2007	170,000	Yes

March 12, 2007	20,000	No

March 15, 2007	40,000	No

March 22, 2007	20,000	No

March 26, 2007	200,000	No

Total	$1,010,000.00

Exhibit A

Form of Note

Exhibit B

Form of Warrant

Exhibit C

Notice of Election to Make Loan

Pure Vanilla eXchange, Inc.
805 Third Avenue
New York, NY 10022

Gentlemen:

Reference is made to a Loan Agreement dated as of March 29, 2007 (the “Agreement”) between Pure Vanilla Exchange, Inc., a Delaware corporation (the “Company”), and the undersigned.

Pursuant to Section 1.1(a)(ii) of the Agreement, the undersigned proposes to make a Loan to the Company in the principal amount of $_______.

a. In connection therewith, the undersigned is delivering to the Company the sum of $_______ (check one)

[__] by wire transfer to the account of the Company
[__] by delivery to the Company of a certified or cashier’s check in such amount, concurrently with the delivery of this notice.

b. The undersigned confirms that each of the representations and warranties contained in Section 2.2 of the Agreement is true and correct with respect to the undersigned as of the date of this Notice.

IN WITNESS WHEREOF, the undersigned has executed this Notice of Election to Make Loan on ____________, 2007.

Lender:

Jed Schutz

Address:	18 On The Bluff
Sag Harbor, NY 11963